UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC. 20549

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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LEXICON PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 4/23/08

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement / Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 4/9/08.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

LEXICON PHARMACEUTICALS, INC.

Vote In Person
LEXICON PHARMACEUTICALS, INC. 8800 TECHNOLOGY FOREST PLACE THE WOODLANDS, TX 77381-4287
Many  stockholder  meetings  have  attendance  requirements including,  but  not  limited  to,  the  possession  of  an  attendance ticket issued by the entity holding the meeting. Please check the meeting  materials  for  any  special  requirements  for  meeting attendance. At the Meeting you will need to request a ballot to vote these  shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting  Location
The Annual Meeting for holders as of 2/26/08 is to be held on 4/23/08 at 1:30 p.m. Central at:
The Woodlands Waterway Marriot Hotel and Convention Center
1601 Lake Robbins Drive
The Woodlands, TX 77380

For meeting directions, please call: 281-863-3503

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”  ITEMS 1 AND 2.

1.	ELECTION OF CLASS II DIRECTORS
Nominees:
01)	Samuel L. Barker, Ph.D.
02)	Christopher J. Sobecki
03)	Judith L. Swain, M.D.
04)	Kathleen M. Wiltsey

2.           Ratification and approval of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2008.

3.           In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.